UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 26, 2005
                              --------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      333-45241                22-3542636
          --------                      ---------                ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                                 --------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.    OTHER EVENTS

         The Registrant's subsidiary, Elite Laboratories, Inc. filed with the Federal Drug and Food Administration an Investigational New Drug application for an abuse-resistant oxycodone product utilizing the Registrant's proprietary abuse-resistant technology (ART(TM)). No assurance can be made that such application will be approved.

         See  Registrant's  press  release  announcing  the filing  attached  as
Exhibit 99.1 for further information.

Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

         a)   Not applicable.

         b)   Not applicable.

         c)   Exhibits

              99.1.  Press Release, dated April 26, 2005

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: April 28, 2005


                                             ELITE PHARMACEUTICALS, INC.


                                             By:     /s/ Bernard Berk
                                                 -------------------------------
                                                 Name:   Bernard Berk
                                                 Title:  Chief Executive Officer